UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 19, 2005 (April 15, 2005)
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Date of Report (Date of earliest event reported)

VINEYARD NATIONAL BANCORP
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(Exact name of registrant as specified in its charter)

California                   000-20862               33-0309110
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(State or other jurisdiction       (Commission File Number)        (IRS Employer
of incorporation)                                    Identification No.)

9590 Foothill Boulevard, Rancho Cucamonga, California             91730
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(Address of principal executive offices)                                                 (Zip Code)

(909) 581-1668
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(Registrant’s telephone number, including area code)

Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities

On April 18, 2005, Vineyard National Bancorp (the "Company") announced by press release, a copy of which is attached hereto as Exhibit 99.1, that on April 15, 2005 it had completed a private placement of $10.0 million of Floating Rate Series C Noncumulative Redeemable Preferred Stock (“Series C Preferred Stock”) as part of a pooled transaction.

The shares were sold for $10.0 million in aggregate proceeds and have not been registered under the Securities Act of 1933, as amended ("Securities Act"), and may not be offered or sold in the United States of America in the absence of an effective registration statement or exemption from registration requirements.  The shares were offered and sold pursuant to an exemption to the registration requirements under Section 4(2) of the Securities Act. All exhibits attached hereto are incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws

    On April 15, 2005, the Company's Board of Directors (the “Board of Directors”), pursuant to the authority given by the Articles of Incorporation of the Company (as amended from time to time, the “Articles of Incorporation”), duly created the Series C Preferred Stock from the ten million shares of preferred stock of the Company, authorized to be issued pursuant to the Articles of Incorporation.  Ten thousand shares of Series C Preferred Stock were authorized through the Board of Directors' resolution.   The Certificate of Determination of the Series C Preferred Stock is attached hereto as Exhibit 99.2.

Item 8.01.  Other Events

On April 18, 2005, the Company announced by press release its issuance of trust preferred securities and its private placement of Series C Preferred Stock. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(a)    Not applicable
(b)    Not applicable.
(c)    The following exhibits are included with this Report:

     Exhibit 99.1   Press release dated April 18, 2005
     Exhibit 99.2   Certificate of Determination of Floating Rate Series C Noncumulative Redeemable Preferred Stock dated April 15, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINEYARD NATIONAL BANCORP

Date: April 19, 2005	By:	/s/ Gordon Fong
Gordon Fong
Senior Vice President and Chief Financial Officer